UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2016

Instructure, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37629	26-3505687
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6330 South 3000 East, Suite 700 Salt Lake City, UT		84121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 203-6755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 31, 2016, Instructure, Inc. (the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2016. A copy of this press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2016, Adam D. Marcus resigned his position as a director of the Company. Mr. Marcus did not resign due to any disagreement with the Company, its management, the board of directors of the Company (the “Board”) or any committee of the Board on any matters relating to the Company’s operations, policies or practices. Mr. Marcus joined the Board in 2014. The Company thanks Mr. Marcus for his significant contributions during his tenure as a director.

On October 26, 2016, the Board, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Jim Steele as a director of the Company.

Mr. Steele will serve until the Company’s 2017 annual meeting of stockholders.  As a member of the Board, Mr. Steele will receive compensation for his service as set forth in the Instructure Non-Employee Director Compensation Policy, as described under the caption “Non-Employee Director Compensation Policy” on page 28 of Instructure’s proxy statement filed with the Securities and Exchange Commission on April 8, 2016.  Instructure intends to enter into its standard form of indemnity agreement with Mr. Steele. The form of indemnity agreement is filed as Exhibit 10.2 to the Company’s Registration Statement on Form S-1 (File No. 333-207349) filed with the Securities and Exchange Commission on October 9, 2015.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Instructure, Inc.

Dated: October 31, 2016
	By:	/s/ Matthew A. Kaminer
Matthew A. Kaminer
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated October 31, 2016